SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant |_|
Filed by a Party other than the Registrant |X|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                  ASA Limitied
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1.    Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

      2.    Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

      4.    Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------

      5.    Total fee paid:

            --------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1.    Amount Previously Paid:

            --------------------------------------------------------------------

      2.    Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------

      3.    Filing Party:

            --------------------------------------------------------------------

      4.    Date Filed:

            --------------------------------------------------------------------

                                   ASA LIMITED

                                  PADDOCK VIEW
                               36 WIERDA ROAD WEST
                           SANDTON 2196, SOUTH AFRICA

                          -----------------------------

                    Notice of Annual Meeting of Shareholders

                          -----------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting (the Meeting) of Shareholders of ASA LIMITED (the Company) will be held on Friday, February 1, 2002, at 10:00 a.m., New York City time, at the law offices of Kirkpatrick & Lockhart LLP, 1251 Avenue of the Americas, 45th Floor, New York, NY, USA, for the purpose of considering and acting upon the following business:

         1. To elect the Company's Board of Directors.

         2. To ratify the selection of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending November 30, 2002.

         3. Such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on January 25, 2002 as the record date for the determination of the shareholders of the Company entitled to notice of, and to vote at, the Meeting and any adjournments thereof.


                                      ROBERT J.A. IRWIN
                                          Chairman of the Board and Treasurer


December 31, 2001

     Each shareholder entitled to vote at the Meeting is entitled to appoint one or more proxies, who need not be shareholders, to attend the Meeting and to vote and speak on his or her behalf. It is important that your shares be represented at the Meeting in person or by proxy; whether or not you expect to attend the Meeting, please date, sign and indicate voting instructions on the accompanying proxy and mail it promptly in the enclosed addressed envelope. Any shareholder who submits a completed proxy form is entitled to attend the meeting and to vote in person, should that shareholder decide to do so.

                                Proxy Statement

                            ------------------------

                     Solicitation and Revocation of Proxies

     The enclosed proxy is solicited by the Board of Directors of ASA Limited (the Company) for use at the Annual Meeting of the Company's shareholders (the Meeting) to be held on February 1, 2002. The proxy may be revoked by the shareholder at any given time prior to its use at the Meeting by an instrument in writing delivered to the United States Secretary, c/o LGN Associates, P.O. Box 269, 140 Columbia Turnpike, Florham Park, N.J. 07932 or delivered to him at the Meeting.

     The expense of preparing, assembling, printing and mailing the form of proxy and the material used for the solicitation of proxies will be paid by the Company. In addition to the solicitation of proxies by use of the mails, the Company will retain D.F. King & Co., Inc., New York, N.Y. to aid in the solicitation of proxies. Such solicitation will be by mail and telephone. For these services the Company will pay D.F. King & Co., Inc. a fee, plus reimbursement of its out-of-pocket expenses and disbursements, estimated in the aggregate at approximately $35,000. The Company will also reimburse brokers, nominees and fiduciaries who are record owners of shares of the Company for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of such shares. The approximate mailing date of the proxy statement and form of the proxy will be January 7, 2002.

                              Voting at the Meeting

     Only shareholders of record at the close of business on January 25, 2002 will be entitled to vote except that a person who at least 48 hours before the Meeting satisfies the directors that he has the right to transfer shares into his name in consequence of the death or bankruptcy of any shareholder of record shall be entitled to vote such shares. Proof of any such right should be presented to the United States Secretary, c/o LGN Associates, P.O. Box 269, 140 Columbia Turnpike, Florham Park, N.J. 07932. There are 9,600,000 shares of the Company outstanding, each of which is entitled to one vote. Each valid proxy received in time will be voted at the Meeting in favor of each proposal except as contrary instructions are indicated, in which event such instructions will be followed.

     The Company does not know of any beneficial owner of more than five percent of the Company's outstanding shares.

     The Annual Report of the Company for the fiscal year ended November 30, 2001, including financial statements, accompanies this proxy statement and will also be mailed to each person who becomes a registered shareholder of the Company on or before January 25, 2002.

                                     Quorum

     The Company's organizational documents provide that the presence at a shareholder meeting, in person or by proxy of holders of a majority of the shares of the Company then issued and outstanding and entitled to vote constitutes a quorum at all general meetings. In addition, the South African Companies Act No. 61 of 1973 (the Companies Act) requires that three shareholders entitled to vote at the meeting be present personally to constitute a quorum. Thus, the Meeting cannot take place on its scheduled date if less than a majority of the outstanding shares entitled to vote are represented or if three such shareholders are not present personally. If, within half an hour from the time scheduled for the Meeting, a quorum of shareholders is not present, the Meeting shall stand adjourned to the same day the next week at the same time and place, or to such other day, time and place as the directors may by notice to the shareholders appoint. If a quorum is present but sufficient votes in favor of any of the items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further soliciting of proxies from the Company's shareholders. Any such adjournment will require the affirmative vote of the holders of a majority of the shares that are represented (in person or by proxy) at the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the shareholders.

     In tallying shareholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting, but will not be counted as "votes cast," and, thus will have no effect on the result of the vote.

                        Proposal 1: Election of Directors

     Unless contrary instructions are given, the persons named in the enclosed proxy will vote such proxy for the election of the nominees listed below to serve as directors of the Company until the next Annual Meeting of Shareholders. Each nominee was elected to serve as a director of the Company at the Annual Meeting of Shareholders held on February 15, 2001. Each nominee has consented to serve if elected. In the event that any of the nominees is unable or declines to serve as a director, an event which the management of the Company does not anticipate, proxies may be voted at the Meeting for the election of another person in his stead. Each director's age is indicated in parentheses after his name. Except as otherwise indicated, each nominee's principal occupation has been his principal occupation for at least the last five years and share ownership is his beneficial ownership of the Company's shares as of November 30, 2001.

     Robert J.A. Irwin* (74)..........  Mr. Irwin has served as Chairman of the
                                        Board since 1993 and Treasurer since
                                        February 1999 and as a director since
                                        February 1987. He served as Deputy
                                        Chairman of the Company from February
                                        1989 to February 1993. He is a former
                                        director of Niagara Share Corporation
                                        (1972-1995). Mr. Irwin serves on the
                                        boards of a number of non-profit
                                        organizations, including the St.
                                        Barnabas (Johannesburg) College Fund,
                                        Inc. He owned 3,000 shares of the
                                        Company, including 142 shares owned by
                                        his wife.

     Henry R. Breck (64)..............  Mr. Breck has served as a director of the Company since February 1996 and
                                        Assistant Treasurer from February 1999
                                        to February 2000 and United States
                                        Secretary from August 1997 to February
                                        1999. He served previously as a director from February 1987 to August 1989. He is Chairman and a director of Ark Asset Management Co., Inc., a registered investment adviser, and a director of Butler Capital Corp. He owned 1,000 shares of the Company.

     Harry M. Conger (71).............  Mr. Conger has served as a director of the Company since January 1984. He is
                                        Chairman and CEO Emeritus of Homestake
                                        Mining Company. He is also a director of Apex Silver Mines, a silver mining company, and Pacific Gas & Electric Company, a utility company and a Trustee of the California Institute of Technology. He owned 1,100 shares of the Company.

     Chester A. Crocker* (60).........  Mr. Crocker has served as a director of the Company since February 1996 and
                                        United States Secretary since February
                                        1999. He is a James R. Schlesinger
                                        Professor of Strategic Studies, School
                                        of Foreign Service, Georgetown
                                        University; Chairman of United States
                                        Institute of Peace and President of
                                        Crocker Group (consultants). He is also
                                        a director of Ashanti Goldfields, Ltd.
                                        and Modern Africa Growth & Investment
                                        Co., a private equity fund. He owned 400 shares of the Company.

     Joseph C. Farrell (66)...........  Mr. Farrell has served as a director of the Company since February 1999. He was
                                        Chairman, President and CEO of The
                                        Pittston Company from September 1991
                                        until his retirement in February 1998.
                                        He is a director of Universal
                                        Corporation and various non-profit
                                        organizations. He owned 1,000 shares of
                                        the Company.

     James G. Inglis (57).............  Mr. Inglis has served as a director of the Company since May 1998. He is the
                                        Chairman of Melville Douglas Investment
                                        Management (Pty) Ltd. since 1997, and
                                        prior thereto he was the Managing
                                        Director of Liberty Asset Management
                                        Limited, an investment manager. He also
                                        serves as a trustee of a number of South
                                        African family trusts and is a Trustee
                                        of the Independent Schools Pension Fund.
                                        As a resident of South Africa he is
                                        prevented by the Company's Articles of
                                        Association from owning any shares of
                                        the Company.

     Ronald L. McCarthy* (68).........  Mr. McCarthy has served as a director of the Company since February 1988 and as a Managing Director of the Company since that date. As a resident of South Africa he is prevented by the Company's Articles of Association from owning any shares of the Company.

     Malcolm W. MacNaught (65)........  Mr. MacNaught has served as a director of the Company since February 1998. He
                                        is a director of Stillwater Mining and
                                        Meridian Gold Corporation. He was a Vice
                                        President and Portfolio Manager at
                                        Fidelity Investments and retired in
                                        October 1996. He owned 1,500 shares of
                                        the Company.

     Robert A. Pilkington (56)........  Mr. Pilkington has served as a director of the Company since 1979. He is an
                                        investment banker and since 1985 a
                                        Managing Director of UBS Warburg LLC or
                                        predecessor companies. He is a director
                                        of Avocet Mining PLC. He owned 3,000
                                        shares of the Company.

     A. Michael Rosholt (81)..........  Mr. Rosholt has served as a director of the Company since 1982. He was Chairman
                                        of Barlow Rand Limited (financial,
                                        industrial and mining corporation)
                                        through 1990. He is Chairman of the
                                        National Business Initiative (South
                                        Africa), a non-profit organization. As a resident of South Africa he is prevented by the Company's Articles of Association from owning any shares of the Company.

----------
*An "interested person" of the Company, as such term is defined in the Investment Company Act of 1940, by reason of being an officer of the Company.

     The total number of shares of the Company owned by officers and directors of the Company on November 30, 2001 was 11,000, which constituted less than 1% of the Company's outstanding shares.

     Required Vote: The election of Directors requires the affirmative vote of a majority of the shares represented at the meeting.

The Directors unanimously recommend that you vote FOR Proposal No. 1.

      The Board has an Audit Committee, a Compensation Committee and an Ethics Committee, but does not have a Nominating Committee. The Audit Committee acts pursuant to a written charter and is responsible for overseeing the Company's accounting and financial reporting policies, practices and internal controls. The Audit Committee currently consists of Messrs. MacNaught (Chairman), Pilkington and Rosholt. Messrs. MacNaught, Pilkington and Rosholt are all independent as defined in Section 303.01 of the NYSE's listing standards. The Audit Committee's duties are, (a) to review the financial and accounting policies of the Company, including internal accounting control procedures, and to review reports prepared by the Company's independent accountants; (b) to review and recommend approval or disapproval of audit services and the fees charged for the services; (c) to evaluate the independence of the independent accountants and to recommend whether to retain the independent accountants for the next fiscal year; and (d) to report to the Board and make such recommendations as it deems necessary. The Audit Committee met between the Company's fiscal year end and the record date to review the audited financial statements of the Company. Attached as Exhibit A is a copy of the Audit Committee's Report with respect to the audited financial statements. All members of the Audit Committee attended that meeting.

     The current members of the Compensation Committee are Messrs. Conger (Chairman), Inglis and Pilkington. The function of the Compensation Committee is to make recommendations regarding the salaries of officers of the Company. The current members of the Ethics Committee are Farrell (Chairman), Breck and Crocker. The function of the Ethics Committee is to ensure compliance by the directors and access persons with the Company's Code of Ethics and Rule 17j-l under the Investment Company Act of 1940.

     During the fiscal year ended November 30, 2001 there were four meetings of the Board of Directors, two meetings of the Audit Committee, one meeting of the Compensation Committee and four meetings of the Ethics Committee. All the directors attended more than 75% of the meetings.

                               Executive Officers

     The current executive officers of the Company are Mr. Irwin, who has been Chairman of the Board since February 1993 and Treasurer since February 1999, Mr. McCarthy, who has been Managing Director since November 1988 and Mr. Crocker who has been United States Secretary since February 1999. Executive Officers are elected at the first Board of Directors' meeting after each annual meeting of shareholders to serve for the ensuing year.

      Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Mr. Henry R. Breck, Director, made a purchase and a sale of the Company's shares during the fiscal year ended November 30, 2001 that were not reported in a timely manner as required by Section 16(a) of the Securities Exchange Act of 1934. The purchase and sale by Mr. Breck have subsequently been reported.

                             South African Secretary

     The South African Secretary of the Company through February 28, 2001 was Ranquin Associates, Paddock View, 36 Wierda Road West, Sandton 2196, South Africa, who served in such capacity since February 1990. The principal of Ranquin Associates is Mr. McCarthy's son, an independent Certified Financial Accountant engaged in public practice. Ranquin Associates received a fee from the Company of $48,559 in the fiscal year ended November 30, 2001. In addition, Ranquin Associates and an affiliated entity paid the Company $11,733 for rental of office space and reimbursement of expenses. Ranquin Associates and an affiliated entity received reimbursement from the Company of $17,588 for shared expenses (including salaries) of operating the office.

                              ASA Educational Trust

     The ASA Educational Trust (the Trust) was formed by a Deed of Trust between the Company and the Trust in February 1988. The purpose of the Trust is to assist in the education and training of students in South Africa through the granting of scholarships, bursaries and/or stipends for use at institutions for secondary and tertiary education.

     During the fiscal year ended November 30, 2001, the Company contributed $48,655 to the Trust.

                          Director/Officer Compensation

      Each non-South African director receives an annual fee of $15,000 for his services as a director and a fee of $1,000 for each Board meeting that he attends. Each South African director receives the rand equivalent of $15,000 as an annual fee for his services as a director and the rand equivalent of $2,000 for each Board meeting that he attends. In addition, directors receive a committee meeting fee of $1,000 for each meeting attended during the year. The Company pays to any retired director who served as a director for at least twelve years an annual retainer equal to 75% of the annual directors' fee from time to time in effect. Directors retiring after attaining the age of 70 are entitled to such retainer for life; directors retiring prior to attaining such age are entitled to such retainer for the lesser of life or the number of years they served as a director.

     A summary of the compensation and benefits for the directors, and for each of the officers having aggregate compensation from the Company for the fiscal year ended November 30, 2001 in excess of $60,000, is shown below.


                                                          Pension or
                                                          Retirement
                                                           Benefits            Estimated              Total
                                     Aggregate            Accrued As            Annual            Compensation
                                   Compensation             Part of            Benefits           From Company
Name of Person                         from                 Company              Upon               Paid for
& Position                            Company             Expenses(1)        Retirement(2)          Directors
--------------------             -----------------     ----------------    -----------------  --------------------
Robert J.A. Irwin,                   $155,000               $28,125             $39,375              $20,000
  Chairman, Chief Executive
  Officer, Treasurer and Director
Ronald L. McCarthy,                  $ 72,711                 --                $11,250              $23,000
  Managing Director and
  Director
Chester A. Crocker,                  $ 23,000                 --                $11,250              $23,000
  United States Secretary
  and Director
Henry R. Breck,                      $ 21,000                 --                $11,250              $21,000
  Director
Harry M. Conger,                     $ 19,000                 --                $11,250              $19,000
  Director
Joseph C. Farrell,                   $ 24,000                 --                $11,250              $24,000
  Director
James G. Inglis,                     $ 23,000                                   $11,250              $23,000
  Director
Malcolm W. MacNaught,                $ 22,000                 --                $11,250              $22,000
  Director
Robert A. Pilkington,                $ 22,000                 --                $11,250              $22,000
  Director
A. Michael Rosholt,                  $ 24,000                                   $11,250              $24,000
  Director

----------
(1) The amount shown is the amount payable under an annuity policy for the benefit of Mr. Irwin purchased by the Company in fiscal 1993 at an annual cost to the Company of $25,000 per year for five years. Effective May 1, 1999 the annual cost to the Company increased to $28,125 per year.

(2) All directors qualify to receive retirement benefits if they have served the Company for at least twelve years prior to retirement. The amount shown for each director is the total benefits which are or would be payable to such person assuming such director had served twelve years as of November 30, 2001. The amounts shown for Mr. Irwin include the retirement benefits payable to him as a director and the amounts paid or payable to him under annuity contracts purchased for his benefit by the Company (see (1) above).

   Proposal 2: Ratification of the Selection of Independent Public Accountants

      The Company's Board of Directors has selected Arthur Andersen LLP as the Company's independent public accountants to audit the accounts of the Company for the fiscal year ending November 30, 2002. The Board has directed the submission of this selection to shareholders for ratification. Arthur Andersen has no direct or indirect interest in the Company, except in its capacity as the Company's independent public accountants.

     The following information relates to fees paid to Arthur Andersen LLP by the Company for the fiscal year ended November 30, 2001:

                                  Financial Information,
                                    Systems Design and
             Audit Fees             Implementation Fees         All Other Fees
             ----------           ----------------------        --------------
               $54,700                     $ -0-                   $12,077

     The Company's Audit Committee reviewed the services provided by Arthur Andersen LLP and the fees charged for such services and determined that Arthur Andersen LLP is independent of the Company.

     A representative of Arthur Andersen LLP is expected to be present at the meeting with the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

     Required Vote: The ratification of the selection of Arthur Andersen LLP requires the affirmative vote of a majority of the shares represented at the meeting.

The Directors unanimously recommend that you vote FOR Proposal No. 2.

                              Shareholder Proposals

     In order for a shareholder proposal to be included in the Proxy Statement and Proxy for the 2003 Annual Meeting, the proposal must be received by the Company no later than August 31, 2002.


                                  Other Matters

     The management of the Company knows of no other business which will be presented for consideration at the Meeting, but should any other matters requiring a vote of shareholders arise, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment.

                                   ASA LIMITED


                                   ROBERT J.A. IRWIN
                                       Chairman of the Board and Treasurer

December 31, 2001

                                                                       Exhibit A


                             Audit Committee Report

                                   ASA Limited

     The Audit Committee of the Board of Directors of ASA Limited (the Company) has reviewed the Company's audited financial statements for the fiscal year ended November 30, 2001. In conjunction with its review, the Audit Committee has met with the management of the Company to discuss the audited financial statements. In addition, the Audit Committee has discussed with the Company's independent auditors, Arthur Andersen LLP, the matters required pursuant to SAS 61 and has received the written disclosures and the letter from Arthur Andersen required by Independence Standards Board Standard No. 1. The Audit Committee has also discussed with Arthur Andersen the independence of Arthur Andersen.

     Based on this review and discussion, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report for the fiscal year ended November 30, 2001 for filing with the Securities and Exchange Commission.

     This report has been approved by all of the members of the Audit Committee (whose names are listed below), each of whom has been determined to be independent pursuant to New York Stock Exchange Rule 303.01.


Malcolm W. MacNaught (Chairman)

Robert A. Pilkington

A. Michael Rosholt

PROXY

                                 ASA LIMITED

        This Proxy is Solicited on Behalf of the Board of Directors

The signer on the reverse side of this proxy, a shareholder of ASA Limited, hereby appoints Henry R. Breck and Lawrence G. Nardolillo, and each of them, proxies with power of substitution, to vote at the Annual Meeting of Shareholders of the Company to be held on February 1, 2002, and all adjournments thereof, all shares of the Company standing in his name.


The shareholder may here write the name of a proxy of his own choice to vote his shares__________________________________________________________________________

________________________________________________________________________________

The shareholder may here write the name of an alternate proxy___________________

________________________________________________________________________________


A majority of said proxies, or their substitutes, who shall be present and acting at said meeting (or in case but one shall be present and acting, then that one) shall have and may exercise all the powers of said proxies hereunder.

Each shareholder entitled to vote at the meeting is entitled to appoint one or more proxies, who need not be shareholders, to attend the meeting and to vote and speak on his behalf.

Whether or not you expect to attend the meeting you are requested to date and sign this proxy and mail it promptly in the enclosed envelope.

                                                                    -----------
                                                                    SEE REVERSE
                                                                       SIDE
                                                                    -----------

                            ^ FOLD AND DETACH HERE ^


                                                  Annual
                                                  Meeting of
                                                  Shareholders
ASA LIMITED
                                                  February 1, 2002, 10:00 am

                                                  Kirkpatrick & Lockhart LLP
                                                  1251 Avenue of the Americas
                                                  45th Floor
                                                  New York, NY 10020

[X] Please mark your                                              |
    votes as in this                                              |     0224
    example.                                                      |_____

This proxy when properly executed will be voted in the manner directed. In case no instructions are given as to any items set forth in this proxy, this proxy shall be deemed to grant authority to vote in favor of such items, and in the discretion of the proxies named herein, upon other matters that may properly come before the meeting.

       -----------------------------------------------------------------
       The Board of Directors recommends voting "FOR" Proposals 1 and 2.
       -----------------------------------------------------------------

Nominees for Director
 R.J.A. Irwin, H.R. Breck,
 H.M. Conger, C.A. Crocker,
 J.C. Farrell, J.G. Inglis,
 R.L. McCarthy, M.W. MacNaught,
 R.A. Pilkington, A.M. Rosholt

INSTRUCTIONS
     To vote against any individual cross his name with an X; to abstain strike a line through his name.

                                                    FOR     AGAINST   ABSTAIN
1. Election of Directors                            [ ]       [ ]       [ ]

2. Appointment of Independent Accountants           [ ]       [ ]       [ ]


SIGNATURE(S)_________________________________  DATE__________
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as Executor, Administrator, Trustee or Guardian, please give full title as such.

                            ^ FOLD AND DETACH HERE ^




                   IMPORTANT: PLEASE VOTE, DATE AND SIGN YOUR
                  PROXY AND RETURN IT IN THE ENVELOPE PROVIDED